Exhibit 99.14

NARRATIVE

OCMT 2021-05

By Canopy Financial Technology Partners LLC on September 21, 2021

Canopy Financial Technology Partners LLC

info@canopytpr.com | 720-371-8517 | www.canopytpr.com

Address: 128 S Tryon St, Floor 21, Charlotte, NC 28202

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Description of Services

Canopy Financial Technology Partners, LLC (“Canopy”) performed certain due diligence services (the “Review”) described below on Prime Jumbo Mortgage Loans (“Loans”) backed by residential properties originated or acquired by Oceanview (the “Client”). The Review was conducted from June 2021 to September 2021 via files imaged and provided by the Client for review.

The Review consisted of a population of Two Hundred and One (201) Loans with an aggregate principal balance of $180,479,620.00.

Data Integrity

Canopy performed a data comparison review of the data fields provided by the Client on the loan tape to the data found in the actual Loan file as captured by Canopy. This comparison, when specific data was available, included the following data fields and tolerance levels noted below.

Field Name for Data Compare
Original LTV
Qualifying DTI
Prepayment Penalty Term
Amortized Term
Borrower 1 Self Employed Flag
Combined LTV
First Payment Date
Lien Position
Loan Purpose
Margin (ARM Loan)
Mortgage Origination Channel
Note Interest Only Term
Note Rate
Occupancy Type
Original Appraised Value
Original Balance

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Origination Date
Property Type
Property Zip Code
Loan Program
Qualifying FICO
Sales Price

Credit Underwriting

Canopy will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Canopy and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, Canopy will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Canopy’s review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Canopy: will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Credit History: Canopy’s review will include (i) analyzing the borrower(s) credit report and any supplement credit history documentation to verify whether the borrower(s) met all applicable guideline requirements for adequate depth, performance, and satisfaction at the time of closing, (ii) validate whether minimum housing payment history verification is provided and adequate based on underwriting guideline standards, and (iii) confirm that all credit inquiries have been addressed and that inquiries resulting in new debts are documented and included in debt-to-income ratios.

Employment and Income: Canopy will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation will be used to verify whether the income used to qualify

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the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.

Asset Review: Canopy will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Canopy will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Compensating Factors: Canopy will review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guidelines. Canopy will verify the compensating factors used for eligibility exceptions are fully documented and reasonably support the level of exception issued.

Debt Ratio: Canopy will verify the ratio accuracy at origination to determine compliance with applicable underwriting guidelines.

Loan-to Value Ratio: Canopy will validate the Loan-to Value ratio utilizing the Purchase Contract, Property Valuations and Loan Agreements, as applicable, to determine whether LTV and CLTV meet loan qualifications and underwriting guideline standards.

Hazard/Flood Insurance/Taxes: Canopy will review the insurance present on the mortgage loan. During this review, Canopy will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium and PUD properties, as applicable, confirming that the blanket policy includes “walls-in coverage” or the file contains an HO-6 policy providing adequate coverage and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Title Review: Canopy will review the title commitment/policy present at the time of origination. During this review, Canopy will (i) verify whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower), (ii) verify lien position, lender coverage amount and any material defects, (iii) verify chain of title and duration of ownership by the seller or borrower (whichever is applicable) satisfied underwriting guidelines, and (iv) confirm that the title commitment/policy addressed issues

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such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

AUS Review: When provided and appropriate, Canopy will verify that AUS findings included a decision as required per guidelines. However, all mortgage loans that are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review: Canopy will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: Canopy will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: Canopy will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Canopy will condition the mortgage loan for the missing fraud report product.

If a report was present, Canopy will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, (v) any additional consumers associated with the borrower’s profile, and (vi) OFAC check completed and cleared. If any findings are noted, Canopy will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: Canopy will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone classified as IA (Individual Assistance) or IH (Individual and Household Assistance) post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

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If standard GSE forms were not used for the mortgage loan, Canopy will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

Document Review

Canopy will review each mortgage loan file and verify if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

●	Initial application (1003);

●	Final application (1003);

●	Note;

●	Mortgage/Deed of Trust;

●	Appraisal;

●	Sales contract;

●	Title Commitment/Policy;

●	Junior Lien/Subordination Agreement;

●	Mortgage Insurance;

●	Underwriting Approval Documentation inclusive, but not limited

●	To documents listed in the Credit Review section below;

●	Flood Certification;

●	Initial and Final Loan Estimate (LE);

●	Initial and Final and Closing Disclosure (CD);

●	Post-Consummation Closing Disclosure (PC-CD) [if applicable]

Compliance Review

Regulatory Compliance Elements: Canopy shall test each mortgage loan to verify that it was consummated in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the mortgage loan. Canopy shall include, but not be limited to the verification and validation that each mortgage loan meets the relevant provisions of:

(i)	Anti-Predatory Lending requirements, that are imposed by federal, state and/or local statutory, regulatory or authoritative determinations (e.g. state constitutional provisions, ordinances, interpretations, judicial determinations, etc.) that impose civil or criminal liability upon the Assignee or may cause

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significant loss severity to the value of the asset, including HOEPA and any state and local high cost home loan laws. Assignee shall have the meaning as defined in the TILA;

(ii)	the Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026;

(iii)	the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024;

(iv)	the Equal Credit Opportunity Act (“ECOA”) , 15 U.S.C. §1691 as implemented by Regulation B, 12 C.F.R. §1001.1(b);

I.	Compliance Documentation Requirements

a.	Review of the following documents as they related to regulatory compliance:

i.	Initial and final application (1003)

ii.	Note, including all addendums

iii.	Copy of note for any junior liens (if applicable)

iv.	Mortgage / Deed of Trust, including all riders

v.	Initial and Re-disclosed Loan Estimates (“LE”)

vi.	Initial CD (i.e., the CD required to be received by the borrower(s) at least 3 business days prior to consummation) and re-disclosed CDs (as applicable and permitted by TILA/Regulation Z)

vii.	Notice of Right to Cancel (if applicable)

viii.	Rate Lock Date Information;

ix.	HOEPA Disclosures (if applicable)

x.	Initial Escrow Account Disclosure

II.	Anti-Predatory Lending (Assignee Liability)

a.	Review of federal, state & local high cost, higher-priced and/or consumer finance laws and regulations that carry Assignee Liability, including those set forth on Schedule 1, including laws governed by Texas Article XVI, Section

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50(a)(6). Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.

III.	Compliance Testing Elements

a.	Truth-in-Lending Act (TILA) / Regulation Z: Review to determine compliance with the following requirements of TILA and Regulation Z, including, but not limited to, the following:

i.	TILA/RESPA Integrated Disclosure Testing. A review and comparison of LEs and CDs with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, principal and interest calculations, proper completion of the Projected Payments table, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes. Testing will be conducted to fulfill the elements Structured Finance Association (SFA) TRID Compliance Review Scope (“TRID Grid 3.0” v.12/05/2019);

ii.	Right of Rescission. A review of the TILA Right of Recission, Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s). The appropriate Model Form will be tested according to appliable U.S. Court of Appeals, Circuit Court rulings;

iii.	Qualified Mortgage and Ability to Repay. A review to ensure the mortgage loan meets the applicable Qualified Mortgage (“QM”) and Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43. QM and ATR testing is detailed below.

b.	Real Estate Settlement Procedures Act (RESPA)/Regulation X: Review to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the mortgage loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counselling Organizations).

c.	Equal Credit Opportunity Act (ECOA)/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of

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application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals may be met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

d.	Fair Credit Reporting Act (FRCA)/Regulation V: Confirm compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

e.	Miscellaneous Compliance Testing:

i.	Mandatory Arbitration – Canopy will report mandatory arbitration provisions present in the loan file.

ii.	Single Premium Credit Insurance – Canopy will report single premium credit insurance policies or debt cancellation agreements present in the loan file.

TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.

State & Local Anti-Predatory Requirements

The following is an itemization of the generally understood current and historical state and local anti-predatory lending requirements, as customary in secondary market due diligence compliance testing:

●	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.

●	California Anti-Predatory Lending (“Covered Loan”, Cal. Fin. Code § 4970 et seq.

●	California Higher-Priced Mortgage Loan (“CA HPML”), Cal. Fin. Code §4995 et seq.

●	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq.

●	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).

●	Connecticut Nonprime Home Loans, Conn. Gen. Stat. §§ 36a-760 et seq. (2008-2009) and (2009-Current)

●	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.

●	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq. (2002 – 2014).

●	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53).

●	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq. (2003).

●	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq. (Repealed)

●	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003), Ill. Comp. Stat. tit. 815 §§ 137/1 et seq. (2004).

●	Illinois Predatory Lending Database Program, Public Act 95-0691 (SB 1167).

●	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

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●	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).

●	Indiana Home Loan Practices Act, as amended by HB 1179 (2005) Ind. Code § 24-9-1 et seq.

●	Kansas Consumer Credit Code, Section 16a-3-308a, Kan. Stat. Ann. § 16a-1-101 et seq. 16.

●	Kentucky Anti-Predatory Lending Statute, as amended by Kentucky House Bill 552 (2008), Ky. Rev. Stat. § 360.100 et seq.

●	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007), 2125 (2008) and 1439 (2009), and regulation Z-3.

●	Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).

●	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the Maryland Mortgage Lender Law, Md. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; Md. Code Regs. §§ 09.03.06.01 et seq.

●	Massachusetts High-Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).

●	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.

●	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).

●	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 Mass. Code Regs. §§ 32.00 et seq.

●	Massachusetts Subprime ARMs to First Time Homebuyers, M.G.L. Chapter 184, §17B.5.

●	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.

●	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

●	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.

●	Nevada Anti-Predatory Lending Law, AB No. 284 (2003), as amended by AB 4 (2007), Nev. Rev. Stat. § 598D.010 et seq.

●	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.

●	New Mexico Home Loan Protection Act, SB 449 (2003) and as amended by SB 342 (2009), N.M. Stat. Ann. § 58-21A-1 et seq.

●	New York High-Cost Home Loan Regulations (1A - Original Part 41), 3 NYCCR Part 41 (2001).

●	New York High-Cost Home Loan Act (1B - § 6-l), N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).

●	New York Subprime Home Loans, NY Bank. Law § 6-m.

●	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) as amended.

●	Ohio Anti-Predatory Lending Statute, HB 386, as amended by S.B. 185 (2006), Ohio Rev. Code Ann. § 1.63.

●	Ohio Consumer Sales Practices Act, Ohio Rev. Code Ann. § 1345.01, as implemented by Ohio Admin. Rules § 109 4-3-01 et seq.

●	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

●	Summit County, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 2004-618, Muni. Code §§ 201.01 et seq.

●	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).

●	Oklahoma Higher-Priced Mortgage Loans Law, Okla. Admin. Code §§ 160:45-9-1 et seq.

●	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.

●	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.

●	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., as implemented by Emergency Banking Regulation 3 (2006) and Final Banking Regulation 3 (2007) and amended by Senate Bill 371 (2007).

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●	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.

●	South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq.

●	Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.

●	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.

●	The disclosure requirements and prohibitions of Section 50(a)(6) and 50(f)(2) of Article XVI of the Texas Constitution

●	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.

●	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.

●	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

●	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

●	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

●	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.

●	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.

●	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.

●	Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

QUALIFIED MORTGAGE (QM)

With respect to QM (Safe Harbor and Higher-priced) designated loans, Canopy reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Canopy reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Canopy then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.)

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Ability to Repay (ATR)

Canopy reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, Canopy will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

Canopy reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Canopy does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Canopy’s review is based on information contained in the loan file at the time it is provided to Canopy to review, and only reflects information as of that point in time.

Valuation Review

Canopy’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Canopy’s review will include verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, Canopy’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Canopy’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

If more than one valuation was provided, Canopy will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Canopy will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Canopy’s review results in a variance of more than 10% then the client will be notified of such variance.

When applicable and as instructed by the Client, Canopy will apply the process that includes Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence will be completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one Representation, Warranty and Enforcement ("RW&E").

VALUATION RESULTS SUMMARY

The tables below sets forth the number of Mortgage Loans and valuation of associated properties within the Diligence Sample for which an independent third-party valuation product was produced in accordance with the foregoing process:

# of Files – CU Score <= 2.5	# of Files – Eligible Rep & Warrant Relief	# of Files < -10% of OA valued (Desk Review)	# of Files => -10% of OA valued (Desk Review)
1	0	0	195

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●	1 loan was noted with a CU Score equal to or less than 2.5. No additional valuation product was required.

●	6 loans were noted with a Second Full Appraisal supporting the original appraised value within a 10% variance. No additional valuation product was required.

●	196 loans were noted with a Desk Review supporting the original appraised value within a 10% variance. No additional valuation product was required.

GRADING COMPONENTS

Due Diligence Grading Criteria

Upon completion of the loan file review, Canopy assigned comprehensive grading that considers critical factors based on the specific review completed, in addition to product, client, and rating agency requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSRO listed in the Form ABS Due Diligence-15E.

Final Event Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets, and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

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B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grade
A	The value is supported within 10% of the original appraisal by supporting documents (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by supporting documents and there are no other valuation support documents provided. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.

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FINDINGS SUMMARY

Summary Overview

Canopy’ review concluded the grading of the Credit, Property/Valuation, and Compliance sections. 5.47% (11 loans) have an overall grade of “B” and 94.53% (190 loans) have an overall grade of “A.”

Canopy’ review concluded a Credit grade of “B” for six (6) mortgage loans reviewed and 97.01% (195 loans) have a Credit grade of “A.”

Canopy’ review concluded a Compliance grade of “B” for five (5) mortgage loans reviewed and 97.51% (196 loans) have a Compliance grade of “A.”

Canopy’ review concluded a Property/Valuation grade of “A” for all two-hundred and one (201) mortgage loans reviewed.

FINDINGS TABLE

REVIEW TABLES

OVERALL REVIEW RESULTS
Final Grade	Loan Count	% of Sample
A	190	94.53%
B	11	5.47%
C	0	0%
D	0	0%
Grand Total	201	100%

CREDIT REVIEW RESULTS
Final Grade	Loan Count	% of Sample
A	195	97.01%
B	6	2.99%
C	0	0%
D	0	0%

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Grand Total	201	100%

PROPERTY REVIEW RESULTS
Final Grade	Loan Count	% of Sample
A	201	100%
B	0	0%
C	0	0%
D	0	0%
Grand Total	201	100%

COMPLIANCE REVIEW RESULTS
Final Grade	Loan Count	% of Sample
A	196	97.51%
B	5	2.49%
C	0	0%
D	0	0%
Grand Total	201	100%

Additional Loan Summary Details

Amortization Type	Loan Count	% of Loans	Original Balance
Fixed	201	100.00%	$180,479,620.00
ARM	0	0.00%	$0.00
Total	201	100.00%	$180,479,620.00

Lien Position	Loan Count	% of Loans	Original Balance
First	201	100%	$180,479,620.00
Second	0	0%	$0.00
Total	201	100.00%	$180,479,620.00

Loan Purpose	Loan Count	% of Loans	Original Balance
Cash Out: Debt Consolidation	4	1.99%	$3,286,000
Cash Out: Home Improvement/Renovation	0	0%	$0.00
Cash Out: Other/Multi-Purpose/Unknown Purpose	27	13.43%	$23,859,000.00
First Time Home Purchase	13	6.47%	$11,538,380.00
Other Than First Time Home Purchase	103	51.24%	$94,112,600.00
Rate/Term Refinance - Borrower Initiated	54	26.87%	$47,683,640.00
Construction to Permanent	0	0%	$0.00

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Total	201	100.00%	$180,479,620.00

Original Term	Loan Count	% of Loans	Original Balance
121 - 180 Months	0	0%	$0.00
181 - 240 Months	8	3.98%	$5,884,298.00
241 - 300 Months	0	0%	$0.00
301 - 360 Months	193	96.02%	$174,595,322.00
Total	201	100.00%	$180,479,620.00

Occupancy	Loan Count	% of Loans	Original Balance
Owner Occupied	185	92.04%	$166,681,564.00
Second Home	16	7.96%	$13,798,056.00
Investment Property	0	0%	$0.00
Total	201	100.00%	$180,479,620.00

DATA COMPARISON RESULTS

Of the two hundred and two (202) mortgage loan files reviewed, two hundred and two (202) unique loans (100% by number) had three hundred and seventy (370) tape comparison discrepancies across 14 data fields.

Field Label	# Loans with Discrepancy	Total Times Compared	% Variance
Amortized Term	0	201	0.00%
Borrower 1 First Name	1	201	0.50%
Borrower 1 Self Employed Flag	0	201	0.00%
Escrow Flag	9	201	4.45%
First Payment Date	0	201	0.00%
Interest Rate	1	201	0.50%
Lien Position	0	201	0.00%
Loan Amount	5	201	2.48%
Loan Program	0	201	0.00%
Loan Purpose	0	201	0.00%
Margin (ARM Loan)	0	201	0.00%
Note Interest Only Term	0	201	0.00%

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Occupancy	1	201	0.50%
Origination Date	0	201	0.00%
Prepayment Penalty Term	0	201	0.00%
Primary Appraised Value	39	201	19.40%
Property City	3	201	1.49%
Property Type	39	201	19.40%
Property Zip Code	1	201	0.50%
Qualifying CLTV	26	201	12.94%
Qualifying FICO	12	201	5.97%
Qualifying LTV	24	201	11.94%
Qualifying Total Debt Income Ratio	201	201	100.00%
Sales Price	7	201	3.48%

Disclaimer

Canopy Financial Technology Partners, LLC (“the Company”) performs due diligence reviews for Residential Mortgage-Backed Securities, as well as, assets, collateral, counterparty operations, and similar diligence reviews in the consumer finance industry. In issuing reports and maintaining the ratings provided for herein, the Company relies on factual information it receives from issuers, underwriters, and from other sources which the Company reasonably believes to be credible. The Company conducts reasonable investigation of the factual information relied upon by it in accordance with its ratings methodology. The Company also makes reasonably good faith attempts to verify the information from independent sources (to the extent such sources are available).

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